Exhibit 25

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                     FORM T-1

        SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C.  20549

             STATEMENT OF ELIGIBILITY
    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
     CORPORATION DESIGNATED TO ACT AS TRUSTEE

       CHECK IF AN APPLICATION TO DETERMINE
       ELIGIBILITY OF A TRUSTEE PURSUANT TO
       SECTION 305(b)(2)           (     )

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               THE BANK OF NEW YORK
    (Exact name of trustee as specified in its
                     charter)


   New York                           13-5160382
   (State of incorporation            (I.R.S. employer
   if not a U.S. national bank)       identification
                                           no.)

   One Wall Street, New York, N.Y.    10286
   (Address of principal executive    (Zip code)
   offices)



            KANSAS CITY POWER & LIGHT COMPANY
   (Exact name of obligor as specified in its charter)


   Missouri                           44-0308720
   (State or other jurisdiction of    (I.R.S. employer
   incorporation or organization)     identification no.)

   1201 Walnut
   Kansas City, Missouri              64106-2124
   (Address of principal executive    (Zip code)
   offices)

                           _____________

               6.00% Senior Notes due 2007, Series B
                (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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    Name                      Address

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    Superintendent of Banks    2 Rector Street, New York,
    of the State of New York   N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of    33 Liberty Plaza, New York,
    New York                   N.Y.  10045

    Federal Deposit Insurance  Washington, D.C.  20429
    Corporation

    New York Clearing House    New York, New York   10005
    Association


    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
        Exhibit 1 to Form T-1 filed with Registration Statement No.
        33-29637.)

    4.  A copy of the existing By-laws of the Trustee.
        (Exhibit 4 to Form T-1 filed with Registration Statement
        No. 33-31019.)

    6.  The consent of the Trustee required by Section
        321(b) of the Act.  (Exhibit 6 to Form T-1 filed with
        Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

				2

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                             SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of May, 2002.


                   THE BANK OF NEW YORK

                   By:       /s/Stacey Poindexter
                   Name:     Stacey Poindexter
                   Title:    Assistant Treasurer

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                                                          Exhibit 7


                Consolidated Report of Condition of
                       THE BANK OF NEW YORK
             of One Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                         Dollar Amounts
                                                 In Thousands
Cash and balances due from
depository institutions:

 Noninterest-bearing balances and                  $3,163,218
 currency and coin

 Interest-bearing balances                          5,923,554

Securities:

 Held-to-maturity securities                        1,210,537

 Available-for-sale securities                      9,596,941

Federal funds sold and Securities                   4,723,579
purchased under agreements to
resell

Loans and lease financing
receivables:

 Loans and leases held for                          1,104,560
 sale

 Loans and leases, net of unearned
 income..........36,204,516

 LESS: Allowance for loan and
 lease losses.......608,227

 Loans and leases, net of unearned                 35,596,289
 income and allowance

Trading Assets                                      8,039,857

Premises and fixed assets                             836,786
(including capitalized leases)

Other real estate owned                                 1,292

Investments in unconsolidated                         207,616
subsidiaries and associated
companies

Customers' liability to this bank                     292,295
on acceptances outstanding

Intangible assets

   Goodwill                                         1,579,965

   Other intangible assets                             18,971

Other assets                                        5,723,285
		     	    	      	            ---------

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Total assets                                      $78,018,745
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LIABILITIES

Deposits:

 In domestic offices                              $28,786,182

 Noninterest-bearing     12,264,352

 Interest-bearing        16,521,830

 In foreign offices, Edge and                      27,024,257
 Agreement subsidiaries, and IBFs

 Noninterest-bearing        407,933

 Interest-bearing        26,616,325

Federal funds purchased and                         1,872,762
securities sold under agreements
to repurchase

Trading liabilities                                 2,181,529

Other borrowed money:                               1,692,630
(includes mortgage indebtedness
and obligations under capitalized
leases)

Bank's liability on acceptances                       336,900
executed and outstanding

Subordinated notes and debentures                   1,940,000

Other liabilities                                   7,217,748
                                                  -----------
Total liabilities                                 $71,052,008
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EQUITY CAPITAL

Common stock                                        1,135,284

Surplus                                             1,050,729

Retained earnings                                   4,266,676

Accumulated other comprehensive                        13,733
income

Other equity capital                                        0
components
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Total equity capital                                6,466,422
                                                  -----------
Total liabilities and equity                      $78,015,745


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Thomas J. Mastro,
                         Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been

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prepared  in conformance with the instructions issued by the  Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                   Directors
Gerald L. Hassell
Alan R. Griffith